Exhibit 99.1

Compass Acquisition Investor/Analyst Conference Call January 4, 2011

Forward-Looking Statements This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning future events and their potential effects. Statements contained herein including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those risks relate to inherent business, economic and competitive uncertainties and contingencies relating to the businesses of ISG and TPI including without limitation: (1) failure to secure new engagements or loss of important clients; (2) ability to hire and retain enough qualified employees to support operations; (3) ability to maintain or increase billing and utilization rates; (4) management of growth; (5) success of expansion internationally; (6) competition; (7) ability to move the product mix into higher margin businesses; (8) general political and social conditions such as war, political unrest and terrorism; (9) healthcare and benefit cost management; (10) ability to protect ISG and TPI’s intellectual property and the intellectual property of others; (11) currency fluctuations and exchange rate adjustments; (12) ability to successfully consummate or integrate strategic acquisitions; (13) financial condition of various clients in the financial, automotive and transportation sectors which account for significant portions of the Company’s revenues and may maintain sizable accounts receivables with the Company; and (14) ability to achieve the cost reduction and productivity improvements contemplated in the previously announced “Value Creation Plan” and in subsequent programs. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission (“SEC”). ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Presented by: David Whitmore Chief Executive Officer, Compass Vice Chairman, ISG Michael P. Connors Chairman & Chief Executive Officer, ISG David E. Berger EVP & Chief Financial Officer, ISG

The premier independent global provider of business and IT benchmarking, performance improvement, data and analytics services

Who is Compass? A brand built over 30 years (founded in 1980 in Sweden) by Olof Söderblom, the inventor of the Token Ring network who pioneered the Compass approach to Fact Based Consulting 180 professionals with operations in 16 countries 250 clients; serves 40 of the Forbes Global 100, including some non-TPI clients such as ENI, Generali Group, and Credit Agricole Provides business and IT benchmarking and performance improvement advisory services using data and analytics Compass is the premier independent global provider of business and IT benchmarking, performance improvement, data and analytics services ®

Compass Products and Services Benchmarking and Analytical Services Operational Excellence Market Pricing Data Services Solution/Strategy Development and Planning Sourcing Advisory Target Operating Model Change/Program Planning Delivery Assurance Benefits Management and Delivery Performance Management Frameworks Approximate Share of Revenue 80% 10% 10%

Compass Client Testimonials “What sets Compass apart is its commitment to delivering real and lasting change, as opposed to quick but potentially mere short term wins, and I can think of no higher accolade than that” – R. Keanly, Old Mutual “The Compass analysis gave important impetus for the ThyssenKrupp costs savings. Based on improved transparency and the identified opportunity, the project costs have been realized in a few a months by the immediate savings achieved” – Dr. Hans-Günter Gaul – CIO, ThyssenKrupp AG “We really valued the rigor with which the assessment was done. It was the most believable benchmark we have ever done. I had become jaded from past benchmarks where it seemed everyone was shown as top quartile and the results were just used to show upper management” – T. Teic, Dow Chemical “The process that was used was perceived to be fair to both us and the outsourcer” – Steve Pare, CIBC

Acquisition Rationale The ISG Vision is to be a high-growth, leading provider of fact-based advisory services including strategy, implementation and management; and market information, including market measurement, analytics and related products and services Strategically, the acquisition significantly improves market information capability; unites industry leading sourcing insight with unparalleled performance improvement data and analytics Operationally, together we will deliver deeper industry expertise to blue-chip firms, leverage broader global footprint and achieve cost synergies from shared services rationalization Culturally, we share a heritage of providing independent, objective, fact-driven insights Combining the power of the world’s leading sourcing data and advisory firm with a leader in business and IT benchmarking, data and analytics

The Power of the Combination Combination Key Metrics Over 600 professionals serving business and government Operations in 21 countries on 6 continents More than five decades of combined leadership in information and advisory services Over 75% of the Forbes Global 100 are clients One platform for shared services globally The world’s largest performance metrics database Creates a new leader in the market, with global reach, scale and a blue-chip client base

Inform Assess Design Transform Data Experience Insights Operate The Power of the Combination - Services Depiction

The Power of the Combination – Expanding Globally Australia Austria Brazil Canada China Denmark Finland France Germany India Italy Japan Korea Netherlands Norway Singapore South Africa Spain Sweden UK USA 21 countries on six continents

The Power of the Combination – Clients +

Key Benefits Enhances service to clients through the addition of new information and advisory capabilities, products and services Increasing our vertical and horizontal expansion and share of wallet within our blue chip client base Improving our data and analytic capabilities and offerings Provides opportunities to leverage complementary geographical footprints Expanding our combined market penetration in some key target markets -- US, Asia Pacific, France and UK Government Creates significant opportunities for margin improvements via increased revenue and shared services expense rationalization Expansion of service offerings and geographies will drive revenue growth; increased market share and ROI through market penetration strategies

Transaction Summary – Compelling Valuation Transaction was sole sourced by ISG Consideration of approximately $19.5 million comprised of $5.75 million cash, $6.25 million note with convertible option into ISG stock at $4.00/share and 3.5 million ISG shares Shares locked up for 26 months Allocation of proceeds aligns Compass management with ISG shareholders Acquired Compass at about 0.5x sales and 5.5x adjusted EBITDA at a discount to publicly-traded peers and we believe well below replacement value for the quality of the database Targeting $35 million - $36 million of revenue from Compass in 2011; approximately $3.5 million of EBITDA Compass is slightly accretive to 2011 ISG earnings, excluding one-time costs to integrate databases, expand sales, and deploy shared services Transaction maintains ISG’s balance sheet flexibility, allowing for additional transactions to enhance shareholder value

Our Plan David Whitmore will remain CEO of Compass and join the ISG Executive Team as Vice Chairman, ISG Both Compass and TPI will continue to go to market with their respective brands We will collaborate on key markets, clients, products and services to optimize the client experience and our revenue potential We will leverage the geographic strengths of each firm for the benefit of the other We will maintain an unrelenting focus on building world class shared services for both firms to leverage Leveraging individual strengths for the collective gain

Summary Acquired a brand built over 30 years with leading positions in business and IT benchmarking and performance improvement, data and analytics services Sole sourced at a compelling valuation Links well with our leading data and sourcing advisor unit, TPI Expands our share of wallet with CIOs and C-suite executives with the Compass base of ~250 blue chip clients/year Provides for a industry-leading Performance Metrics Database Increases our professionals serving clients by over 40% (~600) Expands our global footprint and strengthens our position in several key countries Building market momentum and long term value for shareholders Growth through market penetration strategies

David Whitmore Based in the United Kingdom 30 year career in services and consulting businesses 20 years at Arthur Andersen including Managing Partner of EMEA Audit and Business Advisory business Compass CEO since 2007

NASDAQ: III